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                                                                    EXHIBIT 10.6



                   FIRST AMENDMENT TO OFFICE LEASE AGREEMENT


        The parties to this First Amendment to Office Lease Agreement ("First Amendment") are WRC SUNSET NORTH LLC, a Washington limited liability company ("Landlord") and BSQUARE CORPORATION, a Washington corporation ("Tenant").

        Landlord and Tenant are parties to that certain Office Lease Agreement dated as of January 15, 1999 (the "Lease") for the lease of certain real property located in the City of Bellevue, King County, Washington, more particularly described therein. The terms and conditions of the Lease are hereby incorporated by reference. Defined terms used in this First Amendment shall have the meanings given them in the Lease.

        Tenant now wishes to exercise its option to lease an additional floor in the Building in accordance with the provisions of Section 5.B of the Lease. Accordingly, in consideration of the mutual covenants contained herein, Landlord and Tenant now agree:

        1. ADDITIONAL PREMISES. Pursuant to Section 5.B of the Lease, Tenant has exercised its option to lease the entire second (2nd) floor of the Building (the "Additional Premises"). The Additional Premises contain approximately 31,308 rentable square feet of area and 28,205 usable square feet of area. The Additional Premises shall be part of the Initial Premises and, except to the extent expressly provided otherwise in this First Amendment, all references in the Lease to the Initial Premises shall include the Additional Premises. Without limiting the forgoing, the Base Rental and Allowance applicable to the Initial Premises shall be applicable to the Additional Premises.

        2.     AMENDED SECTIONS.

               (a) Section 1.A.7 is hereby amended to read in its entirety as follows:

               "INITIAL PREMISES" shall mean the area located on the entire second (2nd), third (3rd), fourth (4th) and fifth (5th) floors of the Building, as outlined on Exhibit A attached hereto and incorporated herein, containing approximately one hundred twenty five thousand four hundred ninety (125,490) rentable square feet of area and one hundred thirteen thousand fifty four (113,054) usable square feet of area, measured on a single tenant per floor basis, using BOMA standards. The area of the Premises may be adjusted or expanded in accordance with the provisions of Section 5.A below. The Initial Premises, as later modified or expanded, is referred to in this Lease as the "PREMISES."

               (b) Section 1.A.10 of the Lease is hereby amended to read in its entirety as follows:

               "TENANT'S PRO RATA SHARE" shall mean twenty seven and two thousand four hundred twelve ten thousandths percent (27.2412%), which is the quotient (expressed as a percentage), derived by dividing the Rentable Area of the Premises (125,490) by the Rentable Area of Buildings 3,4 and 5 (460,663). At



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        such time as the construction of all of the Buildings is completed,
        Landlord will cause the rentable square feet of the Buildings and the Premises to be determined in accordance with BOMA standards, will notify Tenant of such rentable square feet, and Tenant's Pro Rata Share shall be adjusted accordingly if the Rentable Area differs from that set forth above.

               (c) Section 5.A shall be amended to read in its entirety as follows:

               Initial Premises. The Initial Premises are depicted on Exhibit A attached hereto and contain approximately one hundred twenty five thousand four hundred ninety (125,490) rentable square feet of area. The precise square footage of the Initial Premises shall be determined based upon Tenant's Final Plans, and once so determined shall not be further adjusted except to reflect additions to or other modifications of the Premises.

        3. EXHIBIT A. Exhibit A and Exhibit A-1 to the Lease are hereby deleted and replaced in their entirety by Exhibit A and Exhibit A-1 attached to this First Amendment.

        4. SECURITY DEPOSIT. The total Security Deposit payable pursuant to
Section 9.A of the Lease shall be increased by $250,000. Section 9.A of the Lease is hereby amended to read in its entirety as follows:

               Tenant shall deposit with Landlord the following amounts on the dates set forth below to serve as a security deposit under this Lease (collectively the "Security Deposit"):

                      1. One Hundred Thousand and no/100 Dollars ($100,000.00), which was paid upon the original execution of this Lease by Tenant and Landlord;

                      2. An Additional Thirty Three Thousand Three Hundred Thirty Three and 33/100 Dollars ($33,333.33) upon execution of this First Amendment by Landlord and Tenant.

                      3. An additional Two Hundred Sixty Six Thousand Six Hundred Sixty Six and 67/100 Dollars ($266,666.67) upon commencement of construction of Tenant's improvements in the Premises;

                      4. An additional Two Hundred Thousand and no/100 Dollars ($200,000.00) on the Commencement Date with respect to the Initial Premises other than the Additional Premises.

                      5. An additional Sixty Six Thousand Six Hundred Sixty Six and 67/100 ($66,666.67) on the Commencement Date with respect to the Additional Premises.



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                      6. An additional Three Hundred Thirty Three Thousand Three
        Hundred Thirty Three and 33/100 Dollars ($333,333.33) shall be required if Tenant's Working Capital (as defined below) is less than Two Million Five Hundred Thousand and no/100 Dollars ($2,500,000.00) as of the Commencement Date.

               5. CONSTRUCTION DATES. The terms of Exhibit D, the Work Letter Agreement, shall apply to the Additional Premises, except that the Plan Delivery Dates set forth in Section IV of Exhibit D shall be modified as follows:

                      A. Basic Plans Delivery Date: January 25, 1999. These Plans are required to incorporate only Floors 3, 4 and 5 of the Premises. All subsequent Plans are required to also include the Additional Premises.

                      B. Working Drawings Delivery Date: March 26, 1999.

                      C. Final Plans Review Date: March 26, 1999.

                      D. Final Plans Delivery Date: June 10, 1999.

               6. COMMENCEMENT DATE. The commencement date with respect to the Additional Premises shall occur on the earlier of Tenant's occupancy of any portion of the Additional Premises for normal business purposes, or October 15, 1999, but shall in no event occur earlier than the Commencement Date for the remainder of the Initial Premises.

               7. FULL FORCE AND EFFECT. In the event of conflict between the terms of this First Amendment and the Lease, the terms of this First Amendment shall prevail. Except to the extent expressly modified herein, all of the terms and conditions of the Lease shall remain unchanged and in full force and effect.


                       [Date and signatures on next page]



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               DATED this __ day of __________, 1999.


        LANDLORD:               WRC SUNSET NORTH LLC, a Washington
                                limited liability company

                                By: EOP SUNSET NORTH, L.L.C., a Delaware limited
                                    liability company, its manager

                                    By: EOP OPERATING LIMITED PARTNERSHIP, a
                                        Delaware limited partnership, its sole
                                        member

                                        By:  EQUITY OFFICE PROPERTIES TRUST, a
                                             Maryland real estate investment
                                             trust, its managing general partner


                                             By:
                                                --------------------------------

                                             Its:
                                                 -------------------------------

                                    By: WRIGHT RUNSTAD ASSOCIATED LIMITED
                                        PARTNERSHIP, a Washington limited
                                        partnership its manager

                                        By:  WRIGHT RUNSTAD & COMPANY, a
                                             Washington corporation, its sole
                                             general partner

                                             By:
                                                --------------------------------

                                             Its:
                                                 -------------------------------



        TENANT:                     BSQUARE CORPORATION, a Washington
                                    corporation


                                    By:
                                       --------------------------------

                                    Its:
                                        -------------------------------



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LANDLORD ACKNOWLEDGMENT

STATE OF WASHINGTON   )
                      )  ss.
COUNTY OF KING        )

        I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify that _________________________, personally known to me to be the ______________ of Wright Runstad & Company, the general partner of Wright Runstad Associates Limited Partnership, a Member of WRC Sunset North LLC, a Washington limited liability company, the Landlord in the foregoing instrument, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer of said entity being authorized so to do, he executed the foregoing instrument on behalf of said entity, by subscribing the name of such entity by himself as such officer, as a free and voluntary act, and as the free and voluntary act and deed of said entity under the foregoing instrument for the uses and purposes therein set forth.

        GIVEN under my hand and official seal this ____ day of _____________, 1999.

                                        Notary Public:
                                                      --------------------------
                                        Printed Name:
                                                      --------------------------
                                        Residing at:
                                                     ---------------------------
                                        My Commission expires:
                                                               -----------------

STATE OF COLORADO     )
                      )  ss.
COUNTY OF ARAPAHOE    )

        I, the undersigned, a Notary Public, in and for the County and State aforesaid, do hereby certify that _________________________, personally known to me to be the ______________ of Equity Office Properties Trust, the general partner of EOP Operating Limited Partnership, the sole member of EOP Sunset North, L.L.C., the manager of WRC Sunset North LLC, a Washington limited liability company, the Landlord in the foregoing instrument, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that as such officer of said entity being authorized so to do, he executed the foregoing instrument on behalf of said entity, by subscribing the name of such entity by himself as such officer, as a free and voluntary act, and as the free and voluntary act and deed of said entity under the foregoing instrument for the uses and purposes therein set forth.

        GIVEN under my hand and official seal this ____ day of ______________, 1999.

                                        Notary Public:
                                                      --------------------------
                                        Printed Name:
                                                      --------------------------
                                        Residing at:
                                                     ---------------------------
                                        My Commission expires:
                                                               -----------------



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TENANT ACKNOWLEDGMENT

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

On this the ____ day of _______________, 1999, before me a Notary Public duly authorized in and for the said County in the State aforesaid to take acknowledgments personally appeared ________________ known to me to be ________________ of BSquare Corporation, a Washington corporation, the Tenant in the foregoing instrument, and acknowledged that as such officer, being authorized so to do, (s)he executed the foregoing instrument on behalf of said corporation by subscribing the name of such corporation by himself/herself as such officer and caused the corporate seal of said corporation to be affixed thereto, as a free and voluntary act, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                        Notary Public:
                                                      --------------------------
                                        Printed Name:
                                                      --------------------------
                                        Residing at:
                                                     ---------------------------
                                        My Commission expires:
                                                               -----------------



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                                    EXHIBIT A

                                    PREMISES


        This Exhibit is attached to and made a part of the Lease dated as of January 15, 1999, by and between WRC SUNSET NORTH LLC, a Washington limited liability company ("Landlord") and BSQUARE CORPORATION, a Washington corporation ("Tenant") for space on the second (2nd), third (3rd), fourth (4th) and fifth
(5th) floors in Building Four (4) located at the Northeast corner of 139th Avenue Southeast and Southeast 32nd Street, Bellevue, King County, Washington. The legal description for the property upon which the Premises is located is set forth on Exhibit A-1, attached hereto and incorporated herein by this reference. The Premises is outlined on Exhibit A-2 and A-3 attached hereto and incorporated herein by this reference.



                                    Exhibit A
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                                   EXHIBIT A-1

                          LEGAL DESCRIPTION OF PROPERTY


        This Exhibit is attached to and made a part of the Lease dated as of January 15, 1999, by and between WRC SUNSET NORTH LLC, a Washington limited liability company ("Landlord") and BSQUARE CORPORATION, a Washington corporation ("Tenant") for space on the second (2nd), third (3rd), fourth (4th) and fifth
(5th) floors in Building Four (4) located at the Northeast corner of 139th Avenue Southeast and Southeast 32nd Street, Bellevue, King County, Washington.

        LOTS 6 THROUGH 10 OF SUNSET RIDGE I-90 CORPORATE CAMPUS, A BINDING SITE PLAN, AS PER PLAT RECORDED IN VOLUME 154 OF PLATS, PAGES 77 THROUGH 80, RECORDS OF KING COUNTY;

        EXCEPT ANY PORTION CONVEYED FOR 139TH AVE. S.E., BY DEED RECORDED UNDER RECORDING NO. 9101280422;

        TOGETHER WITH AN UNDIVIDED 60% INTEREST IN LOT 11 AND TRACT C OF SAID PLAT;

        AND TOGETHER WITH THOSE CERTAIN EASEMENT RIGHTS AS DELINEATED IN INSTRUMENT RECORDED UNDER RECORDING NO. 9601091040;

        AND TOGETHER WITH THOSE CERTAIN EASEMENT RIGHTS AS DELINEATED IN INSTRUMENT RECORDED UNDER RECORDING NO. 9107260572;

        AND TOGETHER WITH THOSE CERTAIN EASEMENT RIGHTS AS DELINEATED IN INSTRUMENT RECORDED UNDER RECORDING NO. 9309292404;

        SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.



                                  Exhibit A-1